*** Certain identified information has been excluded from this exhibit because it is both not material and the type the registrant treats as private or confidential

PROJECT TASK STATEMENT

No. 4

BETWEEN

Battelle Energy Alliance, LLC
Management and Operating Contractor of the Idaho National Laboratory
(hereinafter "Contractor" or "BEA")

AND

Lightbridge Corporation
(hereinafter "Sponsor" or "Lightbridge")

10/16/2025

Fuel Thermo-mechanical Modeling Development and Support

This Project Task Statement (PTS) is under authority and subject to all terms and conditions of Umbrella Strategic Partnership Project Agreement (SPP) No. [redacted].

A. PURPOSE

With the ongoing efforts Lightbridge has at Idaho National Laboratory (INL), Lightbridge wishes to add [redacted] as its fuel qualification code, and perform the necessary development in conjunction with BEA, to adequately model and simulate the UZr_2 d-phase fuel system Some of the proposed work scopes required for Lightbridge's fuel system to be simulated properly rely on results from future Post Irradiation Examination (PIE) measurements and characterization, where others are more generic and may be done prior to generation of future PIE results.

B. SCOPE

Duration of PTS

The period of performance of this PTS is [redacted] from the effective date. The effective date of this Agreement shall be the later of (1) the date on which it is signed by the last of the Parties or (2) the date on which the Facility Contractor receives advance funding from the Sponsor.

Technical Objectives

This PTS is focused on describing the activities that BEA will participate in to support Lightbridge fuel performance modeling efforts. These activities will engage several experts from multiple technical disciplines to ensure that the fuel performance modeling considers impacts and deviations from a typical U-Pu-Zr cylindrical fuel system (currently implemented in [redacted]), such as geometry creation and meshing, mechanical contact interactions, thermal-hydraulic boundary conditions, and material property benchmarking, verification, and validation. The work scope consists of the following areas of development work within [redacted] and/or [redacted], which will allow Lightbridge to model and support qualification of their fuel system:

a. **Development of internal [redacted] geometry creation for Lightbridge Fuel [redacted]**

b. **Development of Contact Action to facilitate Debonding [redacted]**

[redacted]

c. <u>Development of Coolant Channel Action to incorporate the helical twist</u> [redacted]

d. <u>Development and validation of specific fuel behavioral models</u> [redacted]

e. <u>Implement BEA-Lightbridge Quality Implementation Plan</u> [redacted]

Tasks and Division of Responsibilities

Task 1: Development of internal [redacted] geometry creation for Lightbridge Fuel

[redacted]

[redacted]

Task 2: Development of Contact Action to facilitate Debonding

[redacted]

Task 3: Development of Coolant Channel Action to incorporate the helical twist

[redacted]

[redacted]

Task 4: [redacted] code development, benchmarking, and V&V using Lightbridge's PIE

Task 4.1: [redacted] code development

[redacted]

[redacted]

Task 4.2: Benchmarking and V&V of [redacted] using Lightbridge PIE

[redacted]

[redacted]

C. GENERAL ASSUMPTIONS

[redacted]

D. TECHNICAL CONTACTS

For Contractor:

[redacted]

For Sponsor:

[redacted]

PROJECT MANAGEMENT CONTACTS

For Contractor:

[redacted]

For Sponsor:

[redacted]

E. COSTS

1. The Contractor estimated cost for the work to be performed under this Agreement is $3,700,000.00.
2. The Contractor has no obligation to continue or complete performance of the work at a cost in excess of its estimate cost, including any subsequent amendment.
3. The Contractor agrees to provide at least 30 days' notice to the Sponsor if the actual cost to complete performance will exceed its estimated cost.

Payment Terms:

[redacted]

A. Advance Payment. [redacted]

B. Monthly Payments. [redacted]

F. FINANCIAL AND PROJECT PERFORMANCE REPORTING

BEA will provide monthly cost and schedule data outputs from BEA standard project reporting tools to Sponsor after each end of fiscal year (FY) month processing. A minimum subset of data

should include Schedule and Cost Performance Indices, a standard Cost Performance Report with performance measurement baseline (PMB) curve to include EAC/ETC data as well as any variances & associated descriptions/ corrective action plans (this is typically called a "format 5 VAR" or agreed equivalent). Reporting detail shall be provided at the same work break down structure (WBS) level as agreed upon in the project schedule and cost estimate developed by BEA in support of this PTS.

IN WITNESS WHEREOF, the Parties hereto have executed this Project Task Statement by their authorized representatives on the dates shown below.

BATTELLE ENERGY ALLIANCE, LLC:		**LIGHTBRIDGE CORPORATION:**	
Name:	[redacted]	Name:	Andrey Mushakov
Title		Title	Executive Vice President, Nuclear Ops.
Date:	November 13, 2025	Date:	December 10, 2025
Signature:	[redacted]	Signature:	[redacted]